Globalstar

Global Opportunities Conference

September 19, 2013

Safe Harbor Language

This presentation contains certain statements that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Forward-looking statements, such as the statements regarding our ability to develop and expand our business, our anticipated capital spending (including for future satellite procurements and launches), our ability to manage costs, our ability to exploit and respond to technological innovation, the effects of laws and regulations (including tax laws and regulations) and legal and regulatory changes, the opportunities for strategic business combinations and the effects of consolidation in our industry on us and our competitors, our anticipated future revenues, our anticipated financial resources, our expectations about the future launches and operational performance of our satellites (including their projected operational lives), the expected strength of and growth prospects for our existing customers and the markets that we serve, commercial acceptance of our new Simplex products, including our SPOT family of products, problems relating to the ground-based facilities operated by us or by independent gateway operators, worldwide economic, geopolitical and business conditions and risks associated with doing business on a global basis and other statements contained in this presentation regarding matters that are not historical facts, involve predictions.

Any forward-looking statements made in this presentation speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and we undertake no obligation to update any such statements. Additional information on factors that could influence our financial results is included in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Recent Accomplishments / Highlights

Duplex Restoration & New Product Rollout	• With all second-gen satellites in service, Duplex coverage has continued to improve materially and has been fully restored • In Q2 2013, Duplex minutes of use increased 41% over the prior year period • In May 2013, SPOT Global Phone, the world's first consumer focused satellite handset, was released through retail distribution channel. In July, Globalstar released SPOT Gen3, offering a smaller, feature-rich SPOT family device. • Four additional products to be launched over the coming quarters – designed to expand addressable market through lower cost and enhanced functionality
Successful Debt Refinancing & Financial Resurgence	• Successfully exchanged 5.75% Notes on May • Closed Amended and Restated COFACE Facility Agreement in August • Amendment provides material improvement to debt repayment schedule and financial covenants • Secured $85 million equity investment and backstop from Thermo, Globalstar's principal shareholder
FCC Proceeding	• On September 9, 2013, FCC circulated Globalstar's requested Notice of Proposed Rulemaking to individual commissioners for full consideration • Await release of NPRM regarding the authorization to offer terrestrial mobile broadband services over Globalstar's spectrum • Unique ability to offer host of wireless protocols including Wi-Fi-like terrestrial low power service ("TLPS") in addition to LTE

Globalstar's Successful Launch Campaign

Globalstar is the first MSS provider to successfully launch a second-generation constellation of LEO satellites, years ahead of its competition.

Launch 1 – Oct '10



Launch 2 – July '11



Launch 3 – Dec '11



Launch 4 – Feb '13



Launch Campaign Highlights

- Four successful launches
- All new satellites now providing full commercial service
- 15-Year design life
- "Land-line quality" voice via satellite



Globalstar's Addressable Market

Globalstar

Reach Places or People Outside Cellular Coverage

- Connectivity to nearly one billion people who live in areas not covered by cellular service
- The majority of the world's land mass is without terrestrial cellular coverage (1)

Connect People Who Work or Play Outside Cellular Coverage

- Over a billion people work in industries that may require them to be outside cellular reach, such as:
  - Oil and gas
  - Transportation
  - Forestry, etc.
- Over 150 million adventure trips taken annually (2)

Provide Needed Connectivity When Cellular Service Fails

- Provides alternative network access in areas of political instability
- Provides public safety with needed connectivity when cellular service is down due to
  - Overloaded / failed infrastructure
  - Natural disasters
- Enables basic services, NGOs, emergency response, and business continuity

Provide a Low Cost Alternative to International (High Cost) Roaming

- Provides low cost alternative to international roaming charges when traveling abroad
  - Traditional cellular companies can charge upwards of $2 – $3 per minute versus Globalstar unlimited usages plans which charge as little as $0.10 per minute for worldwide coverage (3)
- The international roaming market is expected to reach $67 billion by 2015 (4)






Source: *Adventure Tourism Market Report* by George Washington University, Adventure Travel Trade Association, Xola Consulting, Informa Telecoms & Media.
(1) CIA World Factbook, as of 2010.
(2) *Adventure Tourism Market Report* by George Washington University, Adventure Travel Trade Association, Xola Consulting. Statistic based on survey conducted with participants in Latin America, North America, and Europe.
(3) Based on current plan "Evolution II" at $39.99 / month assuming 400 minutes per month of usage.
(4) Informa Telecoms & Media (as reported by www.telecoms.com).

Globalstar Capacity is Fungible Across User Types

Globalstar's Second-Generation constellation and network have the capacity to accommodate 34 billion text messages, M2M transmissions or other small-bit messages or 19 million voice or data minutes per day. Globalstar's network architecture (bent-pipe, all IP-based) allows for a flexible and cost efficient use of the network.

Network Capacity

Users	Potential Use	Second-Generation Network Capacity (Users)
Text / M2M / SMS Users *(20 Texts Per Day)* (1)	SPOT, "Off-the-Grid" iPhone, Android, or Blackberry, texting, M2M, asset tracking	1.7 billion OR
Remote Users *(50 Min / Sub / Month)*	"Off-the-Grid" for business and recreational users	11.1 million OR
Standby Users *(10 Min / Sub / Month)*	Infrequent communications (emergency, first responders, recreational, voice and data)	55.7 million

Illustrative Subscriber Base



Capacity Usage (Full Utilization)
# of Users (millions):
53
100
278
Full capacity
Capacity dedicated to each use
55%
44%
1%
10%
85%
5%
30%
55%
15%
Emphasize Standby
Emphasize Remote
Emphasize Text
Standby
Remote
Text / M2M / SMS

(1) Assumes average message size of 45 characters.

Globalstar

Broadening MSS Relevance

New Products Launched This Year



SPOT Global Phone

- Small, lightweight, consumer-oriented satellite phone
- Leverages the brand equity of SPOT in the recreational and consumer marketplace
- Portable device with a long battery life
- Airtime pricing will match current Duplex price plans



SPOT Gen3

- Battery life 2x SPOT 2
- Enhanced customization features
- Smaller form factor
- USB connection for line power eliminates the need for battery replacement
- New movement messaging, theft alerting capabilities
- Extreme Tracking at 2.5 minute intervals

New Product Pipeline Over Next Two Quarters



New Asset Tracking device shown in relative size next to a quarter

Miniature M2M Transmitter

- Smallest and most efficient simplex M2M transmitter ever
- Will result in greater M2M market penetration and broadened customer appeal
- Used in ASIC-based devices which enable equipment to be smaller, lighter, more cost effective and power efficient



Universal Kit

- Feature-rich two-way communication device designed to penetrate the maritime industry
- Rugged form factor built around the GIK-1700 cradle
- Improved usability: water protection, amplified speaker phone & data connectivity via USB



Device shown in relative size next to a smartphone

Consumer Asset Tracker

- Extremely small and inexpensive consumer asset tracking device
- Traces the path of anything, anywhere, anytime for consumer assets such as cars, ATVs, motorcycles, jet skis etc.
- Broadens addressable market and leverages retail distribution network



SPOT Gen3 Bluetooth

- SPOT Gen3B combines the functionality of the SPOT Gen3 along with SPOT Connect features via bluetooth
- Product economics similar to those of the SPOT Gen3

Revolutionizing MSS

?

$100 MASS MARKET SOLUTION

2 BILLION PEOPLE OUT OF CELLULAR COVERAGE

+

75% LANDMASS NOT SERVED

Consumers around the globe will depend on **GLOBALSTAR** for their communication needs

Distribution Strategy to Support Consumer Take-Up

- Historically, the mobile satellite industry has relied on indirect sales channels such as dealers / resellers to distribute products to predominately enterprise users
- Globalstar revolutionized the sector with its push into the consumer segment
  - Now with multiple consumer products, Globalstar has expanded to 10,000 points of distribution primarily in North America, and continues to grow this network

Select Existing Distribution Channels

amazon.com · Cabela's · Best Buy · REI

- Globalstar will work with domestic and international carriers to establish satellite / terrestrial partnerships
  - Lowest cost of service significantly expands addressable market for new products and services
  - Wireless carriers have already demonstrated interest in resale partnerships

Potential Wireless Carrier Partners

bharti · NTT docomo · 中国移动通信 CHINA MOBILE · américa móvil · O2 · vodafone · at&t · verizon wireless · orange · SingTel · Sprint

- Technology companies represent an additional distribution channel, due to the near global connectivity Globalstar provides

Potential Technology Partners

PC manufacturers sell ~200 million laptops annually

DELL · hp · lenovo · Apple

Microsoft has a Windows install base exceeding 800 million while Android has over 750 million

Microsoft · Google

Handset makers sold over 700 million smartphones in 2012

RIM · NOKIA · SAMSUNG

Source: IDC; Wall Street Research

5.75% Notes Exchange

On May 20th, 2013, Globalstar successfully completed a refinancing of its 5.75% notes by entering into an Exchange Agreement with the holders, resolving the April 1, 2013 put

- Thermo invested $25 million into Globalstar to facilitate the transaction and an additional $5 million for general corporate purposes
- $13.5 million was paid to exchanging holders at close and $6.3 million was deposited with indenture trustee to purchase the remaining notes for non-participating holders
- 14.4% of New Notes were equitized on July 19th 2013. Holders may elect to convert up to an additional 15% on March 20th, 2014 in cash or equity, at the company's option, leaving behind approximately $38 million of 8% Convertible New Notes at that time
- New Notes continue to incur 5.75% cash interest with an additional 2.25% PIK interest
- New Notes have a put feature on April 1, 2018 and April 1, 2023 with a stated maturity of April 1, 2028
- Initial conversion price of the New Notes at $0.80 (currently at $0.75) with customary anti-dilution and reset provisions
- By year-end 2013, the New Notes will receive guarantees by certain Company subsidiaries
- Stock price appreciation of 3x since 5.75% Notes exchange

COFACE Facility Successfully Amended

Facility Amendment reduces near-term principal obligations and materially improves financial covenants

- Consent Agreement executed May 20, 2013 and Amended and Restated Facility Agreement effective August 22, 2013
- First principal repayment date will be deferred to December 2014 and no principal payment above $5 million until June 2016
- Total Thermo investment and backstop of $85 million – $25 million funded in connection with exchange transaction and an incremental $26.5 million invested to date
- Final maturity date extended to 2022

Annual Principal Repayments & Deferred Principal Amounts


($ in millions)
New Annual Principal Repayments
Deferred Principal Amounts
(Old repayment schedule less new repayment schedule)
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$34.2
$56.4
$4.0
$57.6
$6.4
$35.1
$32.8
$6.0
$75.8
$26.5
$77.9
$19.5
$94.9
$100.0
$100.0
$94.5
Cumulative Deferral
$34.2
$90.6
$148.3
$183.4
$189.3
$215.8
$235.3
$194.5
$94.5
$0.0
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Globalstar

Globalstar Worldwide Spectrum Allocation

Globalstar's spectrum allocation is the world's best model for globally harmonized spectrum, representing the only globally harmonized spectrum position of this size in the world.

- Globalstar holds worldwide authority from the ITU for 25.225 MHz of MSS spectrum in the 1610 – 1618.725 MHz and 2483.5 – 2500 MHz bands, totaling 150 billion MHz-POPs(1)
- The Company's allocated spectrum in these bands is well positioned within the range of currently deployed U.S. and international commercial wireless allocations



US 700
US 850
1700 AWS
1900 PCS
2100 AWS
2500 BRS
US
Globalstar 1610 – 1618.725
Globalstar 2483.5 – 2500
GLOBAL
0 GHz
3 GHz
GSM 900
GSM 1800
1900 TDD
2000 TDD
2300 TDD
IMT 2600

(1) Represents the product of an approximate covered population of six billion and 25.225 MHz.

Globalstar

Globalstar's Spectrum Plan

- *Near-Term Plan*: Obtain terrestrial authority for both uplink and downlink band (19.275 MHz) including TLPS and LTE
- *Long-Term Plan*: Add Uplink spectrum within the AWS-5 Terrestrial license for Low Power Uplink services between 1610 and 1617.775 MHz
- On September 9, 2013, the FCC circulated Globalstar's requested Notice of Proposed Rulemaking to individual commissioners for full consideration

Wideband 3D Spectrogram

42.36022 deg -71.06438 deg
(Boston, MA)

START: 2.40 GHz
STOP: 2.50 GHz

Anritsu MS2721A / Broadband Omni



Existing ISM Band
802.11 Wi-Fi Channels
22 MHz combination of
AWS-5 & unlicensed ISM
spectrum
Amplitude
(dBm)
0.0
Time
(min)
GS 2400
30.0



2400 MHz
GSAT's Solution
1
6
11
TLPS
2401
2423
2426
2448
2451
2473
2483.5
2495

Globalstar

TLPS

TLPS provides immediate solution to acute "Wi-Fi Traffic Jam" — 2.4 GHZ unlicensed spectrum is exhausted without an alternative solution



"The Nation's demand for unlicensed services has increased so dramatically that we need more spectrum to support these services. The 2.4 GHz band, while critical to the success of Wi-Fi and other unlicensed technologies, is increasingly congested particularly in major cities. Densely populated centers are the most expensive geographic areas to deploy licensed networks." —**Chairwoman Mignon Clyburn**

CableLabs

"Consumers are likely to experience reduced coverage and throughput," and "Wi-Fi will become less useful, particularly for high bandwidth services like video." Wi-Fi Spectrum: Exhaust Looms, Rob Alderfer, CableLabs, at 12 (May 28, 2013). The 2.4 GHz Wi-Fi band will reach exhaustion by 2014, with a spectrum deficit of approximately 10 megahertz.

Google
Microsoft

2.4 GHz unlicensed spectrum "has become saturated during certain times of day in heavily trafficked areas such as city centers, apartment buildings, and public events. This congestion imposes a large cost on consumers because Wi-Fi is the most heavily used method of wireless broadband connectivity and the 2.4 GHz band is the core Wi-Fi band today." Comments of Google, Inc. and Microsoft Corporation, ET Docket No. 13-49, at 3 (May 28, 2013).


ISM Band
Authorized for Unlicensed 802.11 Wi-Fi
22 MHz Combined Channel
2400 MHz
2483.5 MHz
2500 MHz
1
6
11
TLPS
2401
2423
2426
2448
2451
2473
2483.5
2495
ISM
Globalstar Terrestrial Band(AWS-5)

TLPS could provide an immediate 33% increase in the Nation's Wi-Fi capacity over a carrier-grade network controlled by Globalstar.

Globalstar

Historical Financial Summary

- Post-Thermo acquisition in 2003, and up through 2006, after which constellation issues presented challenges, Globalstar operated a high growth and high margin business
- Globalstar was able to leverage the highest quality voice service and least expensive equipment and service offering in the MSS industry
- Thermo initiated a strong management discipline, focused on product innovation and cost controls and successfully grew the Company to $136.7 million and $33.8 million of Revenue and Adjusted EBITDA by 2006, respectively
- From 2007-2011, Globalstar's financial was materially affected by the constellation performance issues and the Thales delays – annual Adjusted EBITDA was as low as negative $14.2 million (2008)

($ in millions)

2003A-2006A Performance

Revenue



31.4% 3-Year CAGR
$150.0
$130.0
$110.0
$90.0
$70.0
$50.0
$30.0
$60.2
$80.5
$127.1
$136.7
2003A
2004A
2005A
2006A

Adjusted EBITDA (1)



$40.0
$30.0
$20.0
$10.0
$0.0
-$10.0
-$20.0
($15.6)
$3.6
$27.3
$33.8
2003A
2004A
2005A
2006A

(1) Adjusted to exclude non-cash compensation expense, reduction in the value of assets, foreign exchange (gains)/losses, R&D costs associated with the development of new consumer products and certain other one-time charges. See reconciliation to GAAP Net loss on Annex A.

Recent Financial Performance

DUPLEX ARPU


Duplex ARPU Highest Since Q4 2009
$23.00
$22.00
$21.00
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$22.41
$20.43
$20.68
$20.03
$18.33
$17.83
$18.87
$18.37
$14.99
$15.35
$16.74
$18.95
$18.49
$19.24
$21.29
Q4/09
Q1/10
Q2/10
Q3/10
Q4/10
Q1/11
Q2/11
Q3/11
Q4/11
Q1/12
Q2/12
Q3/12
Q4/12
Q1/13
Q2/13

ADJUSTED EBITDA (1)


($ in millions)
Fourth launch of Second-Gen satellites
Operational Inflection Point
$4.0
$3.0
$2.0
$1.0
$0.0
($1.0)
($2.0)
($3.0)
($4.0)
($5.0)
($2.0)
($1.8)
($0.3)
($2.1)
($4.3)
($2.5)
($2.0)
($3.5)
$1.6
$1.4
$2.9
$3.1
$2.5
$2.5
$2.9
Q4/09
Q1/10
Q2/10
Q3/10
Q4/10
Q1/11
Q2/11
Q3/11
Q4/11
Q1/12
Q2/12
Q3/12
Q4/12
Q1/13
Q2/13

(1) Adjusted to exclude non-cash compensation expense, reduction in the value of assets, foreign exchange (gains)/losses, R&D costs associated with the development of new consumer products and certain other one-time charges. See reconciliation to GAAP Net loss on Annex B.

Globalstar

Globalstar Value Drivers

Operational Improvements & Second-Gen Benefits	• Debt refinancing provides financial flexibility and eliminates near-term financial uncertainty • Second generation system provides significant cost benefits and network performance enhancements years before our competitors • With the final satellites placed into service in August, Globalstar achieves full Duplex service restoration • Poised for continued growth in profitability
Breakthrough Mass Market Products	• Successfully launched two products in 2013 to date; four additional products set for launch in coming quarters – innovations expand addressable market, enhance functionality, lower costs • 10,000 retail points of distribution – only satellite company to have successfully penetrated mass consumer market – now selling the new SPOT Global Phone and SPOT Gen3 through this existing distribution network • Further expansion into new distribution networks and vertical markets
Valuable Spectrum Assets	• Circulation announcement represents material progress with regard to Globalstar's terrestrial spectrum liberalization plan • Non-replicable 25 MHz of globally-harmonized spectrum with 19.275 MHz targeted for licensed terrestrial broadband use in the U.S. • Unique spectrum position allows for rapid deployment of 22 MHz of 2.4 GHz spectrum for consumer broadband service to relieve existing Wi-Fi congestion

Annex A – Reconciliation of Annual Adjusted EBITDA

($ in millions)	2004A	2005A	2006A	2007A	2008A	2009A	2010A	2011A	2012A
Net loss	$0.4	$18.7	$23.6	($27.9)	($22.8)	($74.9)	($97.5)	($54.9)	($112.2)
Interest income and expense, net	$1.3	($0.0)	$2.1	$5.9	$1.0	$5.9	$4.6	$4.8	$21.5
Derivative (gain) loss	$0.0	$0.0	$0.0	$3.2	$3.3	$16.0	$30.0	($23.8)	($7.0)
Income tax expense (benefit)	($4.3)	$2.5	($14.1)	$2.9	($2.3)	($0.0)	$0.4	($0.1)	$0.4
Gain on extinguishment of debt	-	-	-	-	(41.4)	-	-	-	-
Depreciation, amortization, and accretion	$2.0	$3.0	$6.7	$13.1	$27.0	$21.9	$27.4	$50.0	$69.8
Other income (expense)	-	2.3	7.9	-	-	-	-	-	-
EBITDA	**($0.7)**	**$26.5**	**$26.3**	**($2.8)**	**($35.3)**	**($31.3)**	**($35.1)**	**($24.0)**	**($27.5)**
Reduction in the value of assets, inventory & impairments	$0.1	$0.1	$1.9	$19.1	$0.4	$0.9	$16.0	$12.4	$8.6
Stock Compensation (non-cash)	-	-	1.2	9.6	12.9	10.6	1.0	2.2	1.3
Research & Development	-	-	-	-	2.7	4.3	3.7	1.8	0.3
Severence	-	-	-	-	-	1.6	2.1	1.3	0.1
Foreign exchange & other losses	-	-	4.0	(8.7)	4.5	(0.7)	0.8	0.6	2.3
Revenue recognized from Open Range lease term.	-	-	-	-	-	-	-	(2.0)	-
Thales arbitration expenses	-	-	-	-	-	-	-	1.0	1.8
Contract termination charge	-	-	-	-	-	-	-	-	22.0
Loss on future equity issuance	-	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	-	-	-	-
Write off of deferred financing costs	-	-	-	-	-	-	-	-	0.8
Other one-time non-recurring charges	4.1	0.6	0.4	4.7	0.6	1.9	2.9	0.3	-
Adjusted EBITDA	**$3.6**	**$27.3**	**$33.8**	**$21.8**	**($14.2)**	**($12.6)**	**($8.5)**	**($6.4)**	**$9.8**

Annex B – Reconciliation of Quarterly Adjusted EBITDA

($ in millions)

	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Net loss	($33.9)	($35.6)	($19.2)	($24.5)	($18.1)	($6.5)	($14.1)	($0.7)	($33.7)	($24.5)	($27.5)	($41.2)	($19.0)	($25.1)	($126.3)
Interest income and expense, net	1.4	1.2	1.0	1.1	1.2	1.2	1.2	1.2	1.2	3.1	3.8	6.6	8.1	7.8	15.2
Derivative (gain) loss	20.8	25.0	8.1	9.2	(12.2)	(6.4)	(3.9)	(23.8)	10.3	6.5	(20.4)	16.5	(9.5)	(0.5)	29.9
Income tax expense (benefit)	0.1	0.1	0.0	0.0	0.3	0.1	0.1	(0.0)	(0.3)	0.2	0.1	0.1	0.1	0.1	0.1
Depreciation, amortization, and accretion	5.5	5.9	6.0	7.3	8.3	10.6	12.8	12.1	14.5	14.7	15.9	18.7	20.5	20.3	22.1
EBITDA	($6.1)	($3.5)	($4.1)	($6.9)	($20.5)	($1.0)	($3.9)	($11.2)	($8.0)	($0.1)	($28.1)	$0.6	$0.2	$2.6	($59.0)
Reduction in the value of assets, inventory & impairments	$0.3	$0.0	$0.1	$1.9	$14.1	$0.4	$0.5	$4.0	$7.5	$0.3	$7.2	$0.7	$0.4	$0.0	$0.0
Stock compensation	2.2	(1.7)	1.0	0.9	0.9	0.7	0.8	0.5	0.2	0.3	0.3	0.3	0.3	0.4	0.3
Research and development	0.0	0.5	0.6	1.1	1.4	0.5	0.5	0.6	0.2	0.1	0.1	0.0	0.1	0.2	0.1
Severance	0.0	1.1	0.2	0.9	(0.1)	0.1	0.2	0.7	0.3	0.0	0.0	(0.0)	0.0	0.0	0.0
Foreign exchange and other loss	(0.3)	1.9	2.0	(0.1)	(0.0)	(1.2)	(0.1)	1.9	0.3	(0.1)	0.6	0.4	1.3	(0.6)	0.2
Loss on extinguishment of debt	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	47.2
Revenue recognized from Open Range lease term.	0.0	0.0	0.0	0.0	0.0	(2.0)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Thales arbitration expenses	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0	0.7	0.8	0.2	0.1	0.0	0.0
Contract termination charge	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	22.0	0.0	0.0	0.0	0.0
Other one time non-recurring charges	1.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Loss on future equity issuance	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	14.0
Write off of deferred financing costs	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.8	0.0	0.0	0.0
Adjusted EBITDA	**($2.0)**	**($1.8)**	**($0.3)**	**($2.1)**	**($4.3)**	**($2.5)**	**($2.0)**	**($3.5)**	**$1.6**	**$1.4**	**$2.9**	**$3.1**	**$2.5**	**$2.5**	**$2.9**

Globalstar